NUVEEN TRADEWINDS GLOBAL ALL-CAP FUND

SUPPLEMENT DATED OCTOBER 21, 2013

TO THE PROSPECTUS DATED NOVEMBER 30, 2012

Class B shares of Nuveen Tradewinds Global All-Cap Fund (the “Fund”) will be converted to Class A shares of the Fund at the close of business on October 28, 2013. Therefore, Class B shares of the Fund will no longer be available through an exchange from other Nuveen Mutual Funds after that date.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-GRWABP-1013P